                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                           May 30, 1997 (May 15, 1997)
                           ---------------------------
                Date of Report (Date of earliest event reported)


                      Laidlaw Environmental Services, Inc.
                      ------------------------------------
             (Exact name of Registrant as specified in its charter)


          Delaware                   1-8368                  51-0228924
          --------                   ------                  ----------
(State or other jurisdiction)     (Commission               (IRS Employer
      of incorporation)           File Number)           Identification No.)


1301 Gervais Street, Columbia, South Carolina                    29201
---------------------------------------------                    -----
  (Address of principal executive offices)                     (Zip Code)


        Registrant's telephone number, including area code: (803)933-4200


                      Rollins Environmental Services, Inc.
                      ------------------------------------
                  One Rollins Plaza, Wilmington, Delaware 19803
                  ---------------------------------------------
         (Former name or former address, if changed since last report.)




                                   Page 1 of 8
                             Exhibit Index on Page 7

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

(a) On May 15, 1997, the transaction approved at the May 13, 1997, special meeting of the stockholders of Rollins Environmental Services, Inc. ("Rollins") as described herein in this Item 1 was completed. A copy of the related press release is attached as Exhibit 99.1 to this Current Report.

At the special meeting on May 13, 1997, the stockholders of Rollins voted to approve (i) the agreement for the acquisition ("the Acquisition") of the hazardous and industrial waste operations of Laidlaw Inc.(the "Acquired Subsidiaries"), a Canadian corporation, by Rollins, as contemplated by the Stock Purchase Agreement (the "Stock Purchase Agreement") dated as of February 6, 1997, among Rollins, Laidlaw Inc. and Laidlaw Transportation, Inc., a Delaware corporation and indirect wholly owned subsidiary of Laidlaw Inc. ("LTI"); (ii) in connection with the Acquisition, the issuances (the "Issuances") (a) at the closing (the "Closing") of the Acquisition, of 120,000,000 shares (the "Stock Consideration") of Rollins' common stock, par value $1.00 per share (the "Common Stock") and (b) at a time after the Closing, of a currently indeterminate number of shares of Common Stock issuable pursuant to the terms of a 5% Subordinated Convertible Pay-in-kind Debenture due 2009 in the original principal amount of $350,000,000 (the "PIK Debenture"); and (iii) in connection with the Acquisition, amendments to Rollins' certificate of incorporation (a) increasing the number of authorized shares of Common Stock available for issuance from 120,000,000 to 350,000,000 shares, (b) changing the name of Rollins to Laidlaw Environmental Services, Inc. as of the Closing and (c) increasing the size of Rollins' Board of Directors (the "Board of Directors") from eight to ten members (each, an "Amendment", and collectively, the "Amendments"). The stockholders approved the previously described actions by the following votes: (i) 37,073,694 votes in favor, and 548,117 votes against, with 37,153 shares abstaining, which is 98.4%, 1.5%, and 0.1%, respectively, of votes cast; (ii) (a) and (b) 33,828,940 votes in favor, and 3,778,577 votes against, with 51,447 shares abstaining, which is 89.9%, 10.0% and 0.1%, respectively of votes cast; (iii)(a) 33,795,053 votes in favor, and 3,800,461 votes against, with 63,450 shares abstaining, which is 56.0%, 6.3% and 0.1%, respectively, of shares eligible to vote; (b) 37,314,572 votes in favor, and 298,894 votes against, with 45,498 shares abstaining, which is 61.8%, 0.5% and 0.1%, respectively, of shares eligible to vote; and (c) 37,195,627 votes in favor, and 410,942 votes against, with 52,395 shares abstaining, which is 61.6%, 0.7% and 0.1%, respectively, of shares eligible to vote.

The Stock Purchase Agreement provided that the purchase price paid by Rollins consisted of $400,000,000 in cash (less certain assumed bond indebtedness as described therein, a portion of which was repaid at Closing), the Stock Consideration and the PIK Debenture. The purchase price was negotiated between Laidlaw Inc. and Rollins. Upon Closing, the cash consideration was financed with proceeds from $650,000,000 in aggregate principal amount of senior secured credit facilities (the "Credit Facilities") from The Toronto-Dominion Bank (the "Agent"). Following the consummation of the Acquisition, Laidlaw Inc. owns approximately 67% of the voting stock of the Registrant.

On February 7, 1997, the Stock Purchase Agreement was filed with the Securities and Exchange Commission on a Current Report on Form 8-K, and was annexed to Rollins' Definitive Proxy Statement on Form DEF 14A, filed on May 1, 1997, and is incorporated by reference as Exhibit 99.2 to this Current Report, and the description of and all references to the Stock Purchase Agreement are qualified in their entirety by reference thereto.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

The information required by this Item 2 concerning the transaction set forth in
Item 1, accounted for as a reverse acquisition, is contained in the Registrant's Definitive Proxy on Form DEF 14A, which is incorporated by reference as Exhibit
99.2 to this Current Report.


ITEM 5. OTHER EVENTS.

The Stock Purchase Agreement provided that at, or prior to the closing date, the Registrant shall increase the size of its Board of Directors to 10 members and on the closing date, Laidlaw Inc. and the Registrant shall use their best efforts to cause to be elected the following individuals to the Board of Directors of the Registrant: (i) The President and Chief Executive Officer of the Registrant; (ii) three individuals who shall be designated by the Registrant; (iii) three individuals who shall be designated by Laidlaw Inc.; and
(iv) three individuals who shall be designated jointly by the Registrant and Laidlaw Inc.

In accordance, the following members of Registrant's Board of Directors resigned: Messrs. Patrick J. Bagley, William L. Medford, Jr., Nicholas Pappas, William B. Philipbar, Jr., and Donald C. Stansberry, Jr. Concurrent with the Closing, the following were appointed to the Registrant's Board of Directors:
James R. Bullock, President and Chief Executive Officer of Laidlaw Inc., was elected for a term of three years, John R. Grainger, President and Chief Operating Officer of Laidlaw Inc.'s Passenger Services Group, was elected for a term of two years and Leslie W. Haworth, Senior Vice President and Chief Financial Officer of Laidlaw Inc. and Kenneth W. Winger, President and Chief Executive Officer of the Registrant were elected for a term of one year.

Effective, and concurrent with the Closing, the officers of the Registrant resigned. Concurrent with the Closing, the following were elected as officers:
James R. Bullock as Chairman of the Board, Kenneth W. Winger as President and Chief Executive Officer, Michael J. Bragagnolo as Executive Vice President and Chief Operating Officer, Paul R. Humphreys as Senior Vice President of Finance and Chief Financial Officer, and Henry H. Taylor as Vice President, General Counsel, and Secretary.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a). Financial statements of businesses acquired. It is impracticable to provide all of the required financial statements for the Acquisition at the time of this Current Report. The required accounting acquirer's audited consolidated balance sheets as August 31, 1995 and 1996, and the audited consolidated statements of income and cash flows for the fiscal years ended August 31, 1994, 1995, and 1996, as well as the unaudited interim consolidated balance sheets, statements of income and cash flows as of, and for the three months ended November 30, 1996, are included in the Registrant's Definitive Proxy Statement on Form DEF 14A, which is incorporated by reference as Exhibit 99.2 to this Current Report. The unaudited interim financial statements of the accounting acquirer as of, and for the three months ended February 28, 1997, are not available and will be filed as an amendment to this Report as soon as practicable, but no later than 60 days after the date this Current Report is required to be filed.

(b). Pro forma financial information. It is impracticable to provide the required pro form financial information for the acquisition at the time of this Current Report. The required pro forma financial information will be filed as an amendment to this Report as soon as practicable, but no later than 60 days after the date this Current Report is required to be filed.

(c). Exhibits

Exhibit
Number     Description
------     -----------
99.1     Registrant's press release dated May 15, 1997

99.2     Registrant's Definitive Proxy Statement on Form DEF 14A, filed with the
           Securities and Exchange Commission on May 1, 1997.


ITEM 8. CHANGE IN FISCAL YEAR.

The Acquisition is being accounted for using the purchase method of accounting applied in accordance with generally accepted accounting principles. Laidlaw Inc. has the majority of the voting rights of the outstanding equity securities of the combined company, and as a result, for accounting purposes, the Acquired Subsidiaries are being treated as the accounting acquirer and the transaction has been recorded as a reverse acquisition. The operating results of the combined company will include the results of operations of that part of the combined company which was Rollins from and after May 15, 1997.

In accordance, on May 15, 1997, the Board of Directors of the Registrant voted to change the fiscal year from September 30, to August 31, in continuance of the accounting acquirer's year end. A Quarterly Report on Form 10-Q was filed May 9, 1997, by Rollins as of, and for the periods ended March 31, 1997. In accordance with the adoption of the new fiscal year, the Registrant will file the Quarterly Report on Form 10-Q on or before July 15, 1997, for the periods as of, and ended May 31, 1997. In addition, appropriate as a result of the close of the fiscal year being less than a 12-month period, no transition report will be filed.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Laidlaw Environmental Services, Inc.
                                    ------------------------------------
                                                (Registrant)



Date:  May 30, 1997                 By:    /s/ Henry H. Taylor
      -------------                     --------------------------------
                                               Henry H. Taylor
                                Vice President, General Counsel, and Secretary

                                  EXHIBIT INDEX


Exhibit                                                                   Page
Number     Description                                                   Number
------     -----------                                                   ------
99.1     Registrant's press release dated May 15, 1997                      8

99.2     Registrant's Definitive Proxy Statement on Form DEF 14A,
           filed with the Securities and Exchange Commission on May 1, 1997.